Exhibit 10.2

NEW ENGLAND BUSINESS SERVICE, INC.
500 Main Street
Groton, Massachusetts 01471



Agreement to Furnish Copies of Omitted Exhibits and
       Schedules to Revolving Credit Agreement



     New England Business Service, Inc. (the "Registrant") is not filing as exhibits to its Current Report on Form 8-K dated January 7, 1998, copies of the exhibits and schedules to the Revolving Credit Agreement dated as of December 18, 1997, by and among New England Business Service, Inc.,
BankBoston, N.A. and Fleet National Bank (together with certain other financial institutions, the "Banks"), BankBoston, N.A., as agent for the Banks, and Fleet
National Bank, as documentation agent for the Banks, which Agreement is filed as Exhibit 2.1 thereto.

     Registrant agrees to furnish to the Securities and Exchange Commission, upon request, copies of such omitted exhibits and schedules.


Dated:  January 7, 1998

NEW ENGLAND BUSINESS
SERVICE, INC. (Registrant)


By: /s/ John F. Fairbanks
    ---------------------
   John F. Fairbanks
   Vice President-Chief Financial Officer
   (Principal Financial and Accounting Officer)